FORM N-CSR

  CERTIFIED SHAREHOLDERS REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES




Investment Company Act file number                   811-10493

Exact Name of registrant as specified in charter     NorthQuest Capital
                                                     Fund, Inc.

Address of principal executive offices               16 Rimwood Lane
                                                     Colts Neck, NJ 07722

Name and address of agent for service                Peter J. Lencki
                                                     16 Rimwood Lane
                                                     Colts Neck, NJ 07722

Registrants telephone number, including area code    732-892-1057

Date of fiscal year end:                             12/31/03

Date of reporting period:                            12/31/03




































                                     - i -





(page)
Item 1. Report to Shareholders.


                         NORTHQUEST CAPITAL FUND, INC.

                                ANNUAL REPORT

                              DECEMBER 31, 2003











                         NorthQuest Capital Fund, Inc.
                                16 Rimwood Lane
                             Colts Neck, NJ  07722
                                 1-800-698-5261




































                                    -ii-




(page)                     NORTHQUEST CAPITAL FUND, INC.

To the Shareholders of NorthQuest Capital Fund, Inc.:

 Our Fund began the year at a share price of $9.19 and ended 2003 at $10.96. The Fund's total return before taxes for this period was 19.3%. The following table, from the "Asbury Park Press" dated 01/11/04, may be helpful in comparing the Fund's performance with other indexes.

             Index                Total Return            Year-To-Date
             -----                                        ------------
             D.J.I.A.                                         25.3 %
             S&P 500                                          26.4 %
The Fund failed to beat the market indexes because the Fund maintained a large cash position, approximately 30% of net assets, throughout most of the year.
Our strategy of purchasing companies at a deep discount became more difficult as stock values increased. Earnings did begin to grow for many companies in 2003 but not enough to justify big investments in them. This selective approach enabled the Fund's investment portfolio to achieve a good rate of return with minimum risk.
   During the fourth quarter the Fund purchased more shares of General Electric and MBNA. Also, the following four companies were added to the portfolio for the first time.
                                  1.  Allstate
                                  2.  Dupont
                                  3.  Exelon Corporation
                                  4.  Exxon Mobil Corporation
These new additions pay dividends, have strong balance sheets and were purchased at compelling prices. The Fund purchased 500 shares of each and will be adding to these holdings in the future.
   On September 19, 2003 the Fund sold 845 shares of Morgan Stanley ("MWD") at the request of the Security and Exchange Commision ("SEC"). The SEC, which has been auditing our books, notified the Fund of a specific regulation in the "Investment Company Act of 1940". The rule prevents the Fund from having more than 5% of its assets in another Investment Company, which derives more than 15% of its gross revenues from securities related activities. Notwithstanding several governmental investigations and a slow turnaround in its various financial businesses, our financial analysis continued to show Morgan Stanley undervalued. Reluctantly, shares of MWD were sold. This redemption was the first common stock security sale by the Fund since its inception.
   The SEC audit/investigation of the Fund's capital shares outstanding and shareholder account balances is still on going. But we hope the end is near. NorthQuest has furnished pricing data, "re-pricing" analysis/comparisons, shareholder data and other financial reports to the Commission. The Fund has and will continue to respond to all SEC requests. Throughout this examination, NorthQuest management has been in contact with the Commission on a weekly basis. Until this issue is resolved, the Fund will remain closed to new share purchases. Otherwise, NorthQuest daily operations continue as usual. The Fund will notify all shareholders when the SEC comments on its findings, whether any adjustments to shareholder accounts and/or past Fund reports are required and when the Fund can resume selling its shares.
   You will find enclosed the information and commentary about the Fund's holdings, year-end financial statements, and the Independent Auditor's Report. Please do not hestitate to call or write me any comments or questions that you may have about this report. Thank you again for your trust, confidence, and investments!

Sincerely,

/s/ Peter J. Lencki
    President
                                    -1-




(page)
NORTHQUEST CAPITAL FUND, INC.
General Corporate Information and Update on Companies in Fund's Investment Portfolio

SECURITY                          STOCK SYMBOL

ALLSTATE CORPORATION                  ALL
Allstate Corporation sells property/casualty and life insurance throughout the U.S. ALL is benefiting from price increases, insurance policy restrictions, and an increase in policy renewals from current policy holders. The company's low debt and undervalued price make this an attractive holding.

BERKSHIRE HATHAWAY                    BRKB
Berkshire is a conglomerate that owns many different types of businesses such as See's Candies, Dexter Shoe Company, Nebraska Furniture Mart, R.C. Willey Home Furnishings, Flight Safety International, Inc. (provides training to operators of ships and aircraft). Geico Corporation (auto insurer) and many other compan-ies. Berkshire's profits were strong in 2003 due to large profits in the comp-any's insurance businesses. Mr. Buffet, (BRKB CEO), continues to make acquisi-tions, at bargain prices, in non-insurance operations such as Clayton Homes, Mid-American Energy, and Oakwood Homes.

CHOICEPOINT                           CPS
CPS collects risk management/anti-fraud information on individuals and provides this data to government agencies and businesses. ChoicePoint earnings did not increase as strongly as were predicted. Many of ChoicePoint's business and gov-ernment clients continue to limit their spending. The Fund will add to this po-sition during price declines.

CISCO SYSTEMS                         CSCO
Cisco produces, services, and supplies computer-networking equipment, which con-nect many local computer networks into one computer system network via the in-ternet. Cisco continued to pressure suppliers for deeper discounts and as a consequence, profit margins increased. Revenues continue to be sub-par compared to 2001 (record sales). The current share price of CSCO is overvalued.

DIEBOLD INC.                          DBD
DBD produces, sells and services ATM machines, point of sale systems (e.g.; cash registers with inventory control), vaults, electronic voting machines, and alarm systems. Diebold's voting machine business appears to be expanding into many states throughout the U.S. Currently, DBD is fairly valued.

DONALDSON CO.                         DCI
Donaldson manufactures filters for large trucks, computer drives, manufacturing facilities, industrial gas turbines and other specialized applications. The weak U.S. dollar has helped sales increase overseas, but gas-turbine filter sales in the U.S. continue to decline. The Fund will purchase additional shares of DCI upon price weakness.

E.I. DU PONT DE NEMOURS               DD
AND COMPANY
Dupont is one of the largest chemical companies in the U.S. The company has been selling off assets that required large investments and produced substandard profits. The restructuring of Dupont should lead to greater net profit margins. Upon price weakness, the Fund will add to this position.

EMC CORP.                             EMC
EMC is a leader in designing, manufacturing, and servicing storage data software and hardware for computer systems. EMC earnings remain under pressure due to price reductions in its data storage business. This security remains overvalued.
                                    -2-


(page)
NORTHQUEST CAPITAL FUND, INC.
General Corporate Information and Update on Companies in Fund's Investment Portfolio (continued)

SECURITY                          STOCK SYMBOL
EXELON CORPORATION                    EXC
Exelon is a utility company that serves customers in the Midwest and mid-Atlantic areas of the U.S. EXC operates power plants supplied by coal, natural gas, and nuclear power. Excelon generates strong cash flow and has a history of operating it's facilities efficiently. The Fund will add to this position during periods of price weakness.

GENERAL ELECTRIC                      GE
GE is a large conglomerate that has businesses in many industries, some of these include; home appliances, aircraft engines, lighting products, leasing, plas-tics, TV and radio broadcasting, medical equipment products, and turbine-gener-ators for power utility companies. GE continues to restructure itself by sell-ing low growth businesses, such as insurance, and acquiring high growth compan-ies in the water, security, and entertainment businesses. GE earnings grew at a slower rate during most of 2003, but should pick up as global economies begin to expand in 2004.

HERSHEY FOODS                         HSY
Hershey produces chocolate and non-chocolate sweets under the following names:
Hershey, Reese's, Kit Kat, Milk Duds, Cadbury, TasteTations, Jolly Rancher, and Good 'n' Plenty. Hershey's profit margins expanded as the company eliminated low turnover/margin products. New items are being introduced to increase sales. The Fund will purchase additonal shares of HSY during periods of price weakness.

MBNA CORP.                            KRB
MBNA offers credit to consumers by issuing bank and affinity credit cards in the U.S., Europe, and Canada. KRB continues to expand its customer base by gaining endorsements of organizations (affinity cards), such as Universities, profes-sionals, and businesses. The conservatively run company remains a core holding in the Fund.

MCGRAW-HILL                           MHP
MHP publishes text books for schools and provides professional information through its magazines; Business Week, Platts, and Aviation Week. MHP also furn-ishes financial data and services through its Standard & Poors division. McGraw-Hill's steady profit margins, strong free cash flow, and low debt make this company a consistent performer, which qualifies it as a core holding in the Fund.

MORGAN STANLEY                        MWD
MWD is an international financial institution, which offers brokerage, asset management, investment banking, and credit services to individuals, businesses and governments. The credit card division and investment management division (specifically institutional investors), have been struggling over the past year. But investment banking (specifically debt underwriting) and the increase in trading by individual investors (MWD brokerage accounts), enabled Morgan Stanley earnings to increase in 2003.

NEW JERSEY RESOURCES                  NJR
NJR is a holding company that owns businesses that sell natural gas and other energy utility services to customers in parts of New Jersey and 16 other states. Earnings increased 13.7% in 2003 from the previous year. This growth resulted from colder weather and the addition of 10,000 new customers. NJ Resources is a core holding and currently pays a dividend yield of 3.3%.

PFIZER, INC.                          PFE
Pfizer is a pharmaceutical company, which invests $100 million per week into the
                                    -3-



(page)
NORTHQUEST CAPITAL FUND, INC.
General Corporate Information and Update on Companies in Fund's Investment Portfolio (continued)
SECURITY                          STOCK SYMBOL

PFIZER, INC.                          PFE
research and developement of new medicines for the benefit of mankind. This company manufactures a wide range of medical products and many of these medi-cines generate sales over $1 billion annually. Liptor, a cholesterol lowering drug, had sales of $8 billion in 2002. This continuous pipeline of new medi-cines enables Pfizer to consistently increase its revenues and earnings annually. PFE continues to buyback its shares and is a core holding.

SEALED AIR                            SEE
SEE is a manufacturer of protective packaging products such as bubble wrap, foam protectors, and food packaging materials. A weaker U.S. dollar and an increase in global demand for packaging items, especially food packaging materials, en-abled Sealed Air sales and earnings to grow in 2003. The Fund will be adding to this position as earnings become more consistent.

STRYKER CORP.                         SYK
SYK designs, manufactures and markets medical devices (power instruments used in surgery), equipment (stretchers and maternity beds), and orthopaedic implants (hip, knee, shoulder and spinal). Stryker was a stellar performer in 2003. Aging populations throughout the world and quality medical products have helped SYK increase its sales and profits. Upon price weakness, additional shares of this core holding will be purchased.

SYMANTEC CORP.                        SYMC
SYMC is a software company that develops, markets, and supports computer pro-grams that protect personal computers of individuals (Norton products) and bus-inesses (commercial contracts) from computer viruses and other types of security breaches. Business was good for Symantec in 2003 but the share price has be-come overvalued.

TECHNITROL, INC.                      TNL
TNL designs, manufactures and markets electrical contacts and other electrical components, which are used in consumer electronics, military/aerospace naviga-tion and weapon guidance systems, data and telephone networks, automobiles, and other power equipment devices. Technitrol continues to cut costs and taxes by moving production to countries that are friendly to business. Earnings predict-ability is still low but this should stabilize as businesses increase their cap-ital spending and TNL expands further into consumer products.


WASHINGTON MUTUAL                     WM
WM is the largest savings bank in the U.S. with over 2,500 offices. This company offers consumer and commercial lending, insurance, brokerage and asset manage-ment services. Washington Mutual earnings increased in 2003, but mortgage re-financing is slowing down. WM is reacting to this change by cutting costs and and staff. Additionally, Washington Mutual is establishing offices in new re-gions of the U.S. and is expanding into new markets such as multi-family/apart-ment lending. The Fund considers this a core holding. WM currently pays a dividend yield of 4% and continues to buyback its shares.

EXXON MOBIL CORPORATION               XOM
XOM is one of the largest oil companies in the world. Exxon Mobil has a strong balance sheet, which consists of low debt ($5 billion) and cash assets of approximately $11 billion. Net profits for 2003 are estimated to $16 billion and XOM currently pays a dividend yield of 2.4%.
                                    -4-




(page)                   NORTHQUEST CAPITAL FUND, INC,
                         -----------------------------
                            Schedule of Investments
                            -----------------------
                                 December 31, 2003

                                                                    Fair
COMMON STOCKS - 77.58%                  Shares         Cost         Value
----------------------                  ------         ----         -----
Computer hardware & software - 7.06%
------------------------------------

Cisco Systems *                          1,300   $    19,625   $    31,499
EMC Corp. *                              1,600        17,280        20,672
Symantec Corp. *                         2,000        38,022        69,000
                                                    ---------     ---------
                                                      74,927       121,171
                                                    ---------     ---------

Defense Industry - 7.90%
------------------------

General Dynamics Corp.                   1,500       100,926       135,585
                                                    ---------     ---------

Electrical Products/Equipment - 5.97%
-------------------------------------

General Electric Corp.                   2,500        81,293        77,450
Technitrol Inc. *                        1,200        28,284        24,888
                                                    ---------     ---------
                                                     109,577       102,338
                                                    ---------     ---------
Food Industry - 3.59%
---------------------

Hershey Foods                              800        55,426        61,592
                                                    ---------     ---------

Industrials - 8.46%
-------------------

Diebold Inc.                               800        30,956        43,096
Donaldson Co.                              900        35,487        53,244
Sealed Air *                               900        39,558        48,726
                                                    ---------     ---------
                                                     106,001       145,066
                                                    ---------     ---------

Insurance & Financial Services - 17.24%
---------------------------------------

Allstate Corporation                       500        21,310        21,510
ChoicePoint Inc. *                       1,599        70,189        60,906
MBNA Corp.                               2,500        50,539        62,125
Morgan Stanley                           1,155        58,854        66,840
Washington Mutual                        2,100        75,050        84,252
                                                    ---------     ---------
                                                     275,942       295,633
                                                    ---------     ---------

   The accompanying notes are an integral part of these financial statements.
                                    -5-



(page)
                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                      Schedule of Investments (Continued)
                      -----------------------------------
                                 December 31, 2003

                                                                    Fair
                                        Shares         Cost         Value
                                        ------         ----         -----
Medical & Drug Industry - 9.11%
-------------------------------

Pfizer Inc.                              2,500   $    82,864   $   88,325
Stryker Corp.                              800        42,091       68,008
                                                    ---------     -------
                                                     124,955      156,333
                                                    ---------     -------
Miscellaneous - 10.42%
----------------------

Berkshire Hathaway, Class B *               38   $    89,457   $   106,970
Exelon Corporation                         500        31,875        33,180
New Jersey Resources                      1000        29,738        38,510
                                                    ---------     ---------
                                                     151,070       178,660
                                                    ---------     ---------
Petroleum & Chemical Industry - 2.53%
--------------------------------------

E.I. du Pont de Nemours & Company          500   $    22,600   $    22,945
Exxon Mobil Corporation                    500        18,755        20,500
                                                    ---------     ----------
                                                      41,355        43,445
                                                    ---------     ----------
Publishers - 5.30%
------------------

McGraw-Hill                               1,300       82,717        90,896
                                                    ---------   -----------

TOTAL COMMON STOCKS                              $ 1,122,896   $ 1,330,719
                                                  -----------   -----------
SHORT-TERM INVESTMENTS - 22.20%
-------------------------------
Charles Schwab Money Market Fund                          83            83
Federated Prime Cash Series                            7,603         7,603
Fleet Bank Money Market Savings                      373,132       373,132
                                                   ----------    ----------
TOTAL SHORT-TERM INVESTMENTS                         380,818       380,818
                                                   ----------    ----------
TOTAL INVESTMENTS                                $ 1,503,714     1,711,537
                                                   ==========    ----------
OTHER ASSETS AND LIABILITIES - .22%                                  3,713
                                                                 ----------
NET ASSETS - 100.00%                                           $ 1,715,250
                                                                 ==========

*Non-income producing during the year.
  The accompanying notes are an integral part of these financial statements.

                                    -6-



(page)



                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                      Statement of Assets and Liabilities
                      -----------------------------------
                               December 31, 2003





Assets

Investments in securities at fair value (cost $1,503,714)         $ 1,711,537
Cash                                                                    4,039
Dividends and interest receivable                                       1,396
                                                                   -----------

          Total Assets                                              1,716,972
                                                                   -----------


Liabilities

Accrued expenses                                                        1,722
                                                                   -----------

Net Assets                                                        $ 1,715,250
                                                                   ===========

Composition of Net Assets:
  Common stock, at .001 par value                                 $       157
  Paid in capital                                                   1,507,270
  Net unrealized appreciation of investments                          207,823
                                                                   -----------

Net Assets (equivalent to $10.96 per share based on
156,548 shares outstanding) (Note 4)                              $ 1,715,250
                                                                   ===========

















   The accompanying notes are an integral part of these financial statements.

                                    -7-




(page)


                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                            Statement of Operations
                            -----------------------
                      For the year ended December 31, 2003


Investment Income

Interest                                                     $    4,224
Dividends                                                        13,772
                                                               ---------

    Total Income                                                 17,996
                                                               ---------

Expenses

Investment advisory fee (Note 2)                                 15,140
Audit                                                             6,500
Bank, brokerage & IRA trustee fees                                  686
Insurance                                                         1,684
Miscellaneous expense                                               627
Office expense                                                      214
Postage and printing                                              1,692
Registration and compliance                                       2,611
Software                                                            500
State and local taxes                                               675
                                                               ---------

    Total Expenses                                               30,329
Less, expenses reimbursed by advisor (Note 2)                    (9,450)
                                                               ---------

    Net Expenses                                                 20,879
                                                               ---------

Net Investment Income (Loss)                                    ( 2,883)
                                                               ---------

Realized and Unrealized Gain (Loss) from Investments

    Net realized gain on investment securities                      -
    Net increase in unrealized appreciation on
        investment securities                                   279,453
                                                               ---------

Net realized and unrealized gain (loss) from investments        279,453
                                                               ---------

Net increase (decrease) in net assets resulting
        from operations                                       $ 276,570
                                                               =========






   The accompanying notes are an integral part of these financial statements.
                                    -8-



(page)



                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                       Statement of Changes in Net Assets
                       ----------------------------------
                     For the year ended December 31, 2003
                                                                              1
                                                             2003         2002
Increase (decrease) in net assets from operations

 Net investment loss                                  $    (2,883)    $    (253)
 Net realized gain from investment transactions               -             -
 Unrealized appreciation (depreciation) of investments    279,453       (71,630)
                                                          --------      --------

Net increase (decrease) in net assets resulting
     From operations                                      276,570       (71,883)

Distributions to shareholders                                 -             -

Share transactions (Note 4)                                64,700     1,345,734
                                                          --------    ---------
     Total increase in net assets                         341,270     1,273,851

Net Assets
     Beginning of year                                  1,373,980       100,129
                                                        ----------    ---------

     End of year                                      $ 1,715,250   $ 1,373,980
                                                        =========    ==========




1 For the period from January 15, 2002 (commencement of operations) to December 31, 2002.



















    The accomapanying notes are an integral part of these financial statements.

(page)


                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                              Financial Highlights
                              --------------------
        For a share of capital stock outstanding throughout the period
        --------------------------------------------------------------
                     For the year ended December 31, 2003
                     ------------------------------------
                                                                             1
                                                       2003              2002
-------------------------------------------------------------------------------
PER SHARE DATA:
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Year              $      9.19        $     10.00
-------------------------------------------------------------------------------
Income from Investment Operations:
Net Investment Income                                  (.02)                -
Net Realized and Unrealized Gain on Investments        1.79            (   .81)
                                                     --------        ----------
Total Income (Loss) From Investment Operations         1.77            (   .81)
-------------------------------------------------------------------------------

Less Distributions                                       -                 -
-------------------------------------------------------------------------------

Net Asset Value, End of Period                  $     10.96         $     9.19
-------------------------------------------------------------------------------

Total Return                                        + 19.3%             - 8.1%
-------------------------------------------------------------------------------

Ratios and Supplemental Data:
Net Assets, end of Period                       $ 1,715,250        $ 1,373,980
Ratio of Expenses,
 after reimbursement to Average Net Assets            1.38%            1.39% a
Ratio of Expenses,
 before reimbursement to Averaged Net Assets          2.00%            2.85% a
Ratio of Net Investment Income
 to Average Net Assets                              - 0.19%           -0.04% a
Portfolio Turnover Rate (%)                           4.64%            0.00%
-------------------------------------------------------------------------------

a = annualized

1 For the period from January 15, 2002 (commencement of investment operations) to December 31, 2002










    The accompanying notes are an integral part of these financial statements.

(page)

                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                         Notes to Financial Statements
                         -----------------------------
                               December 31, 2003
                               -----------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Nature of Operations: NorthQuest Capital Fund, Inc. ("the Fund") was incor-porated on January 3, 2001 in New Jersey and commenced investment operations January 15, 2002. The Fund is registered as an open-end, non-diversified management investment company under the Investment Company act of 1940, and its share are registered under the Securities Act of 1933. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   Security Valuations: The Fund values investment securities, where market quotations are available, at market value based on the last recorded sales price as reported by the principle securities exchange on which the security is traded, or if the security is not traded on an exchange, market value is based on the latest bid price.

   Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

   Distribution to Shareholders: The Fund intends to distribute to its share-holders substantially all of its net realized capital gains and net invest-ment income, if any, at year-end.

   Other: The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determin-ing gains and losses for financial statements and income tax purposes. Div-idend income is recorded on the ex-dividend date and interest income is re-corded on an accrual basis.

   Estimates: The preparation of financial statements in conformity with ac-cepted accounting principles requires management to make estimates and as-sumptions that affect the reported amount of assets and liabilities and dis-closure of contingent assets and liabilities at the date of financial state-ments and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

   Reclassification: In accordance with SOP 93-2, the Fund has recorded a re-classification in the capital accounts. As of December 31, 2003, the Fund recorded permanent book/tax differences of $2,883 from net investment loss to Paid-in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

(page)



                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                   Notes to Financial Statements (continued)
                   -----------------------------------------
                               December 31, 2003
                               -----------------


2. INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED TRANSACTIONS

   The Fund has an investment advisory agreement with Emerald Research Corpora-tion ("the Advisor"), whereby the Advisor receives a fee of 1% per year on the net assets of the Fund. All fees are computed on the average daily clos-ing net asset value of the Fund and are payable monthly. The Advisor has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating ex-penses exceed 2%.

   The Management fee for 2003, as computed pursuant to the advisory agreement, totaled $15,140. The Advisor additionally paid $9,450 of the Fund's total expenses, which totaled $30,329.

   Mr. Peter J. Lencki is President of the Advisor and is also President of the Fund. Walter A. Lencki is a director on the Fund's board and an investor in the Advisor.


3. INVESTMENT TRANSACTIONS

   For the year ended December 31, 2003, purchases and sales of investment sec-urities other than short-term investments aggregated $321,325 and $47,050 respectively. At December 31, 2003, the gross unrealized appreciation for all securities totaled $227,727 and the gross unrealized depreciation for all securities totaled $19,904 or a net unrealized appreciation of $207,823. The aggregate cost of securities for federal income tax purposes at December 31, 2003 was $1,122,896, excluding short-term investments.

   The Advisor reimbursed the Fund $2,881 for a loss that the Fund recognized on the sale of 845 shares of Morgan Stanley. During a routine examination by the SEC (see Note 6), the SEC determined that the Fund could not have more than 5% of its assets in another Investment Company. The SEC deemed Morgan Stanley to be an Investment Company because it derived more than 15% if its gross revenue from securities related activities.


4. CAPITAL SHARE TRANSACTIONS

   As of December 31, 2003, there were 500,000,000 shares of $.001 per value capital stock authorized.
                                  December 31, 2003         December 31, 2002
                                  -----------------         -----------------
                                 Shares       Amount       Shares       Amount
                                ---------------------     ---------------------

   Shares sold                  10,223     $  95,065      139,913   $ 1,349,201

(page)

                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                   Notes to Financial Statements (Continued)
                   -----------------------------------------
                              December 31, 2003
                              -----------------

                                 December 31, 2003         December 31, 2002
                                 -----------------         -----------------
                                 Shares     Amount        Shares        Amount
                                 -----------------        --------------------
   Shares issued in
    Reinvestment of dividends       -            -            -            -
   Shares redeemed               (3,230)    (30,365)     (   370)     (  3,467)
                                 -------    --------     --------   -----------
    Net Increase                  6,993   $  64,700      139,543   $ 1,345,734
                                 =======    ========     ========   ===========


5. FEDERAL INCOME TAXES

   Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting prin-ciples generally accepted in the United States.

   As of December 31, 2003, the components of distributed earnings on a tax basis were as follows:

          Undistributed ordinary income           $    -
          Undistributed long-term capital gain    $    -
          Unrealized appreciation                 $ 207,823

   There were no distributions to shareholders for the years ended December 31, 2003 and 2002.

6. SUSPENSION OF NEW SHARE SUBSCRIPTIONS

   During a routine examination the Securities and Exchange Commission ("SEC") questioned the procedures used to have shareholders transfer from NorthPoint Capital LP ("the LP") into the Fund. As a result of the examination the SEC requested that the Fund voluntarily suspend sales of new shares to current and prospective shareholders. The Fund continued to honor redemption requests. Sales of new shares have been suspended since July 23, 2003. The Fund and the Advisor have cooperated with the SEC in this examination and intend to continue to do so.

   The former limited partners of the LP were brought into the Fund by transfer-ring securities they received from the LP to the Fund and receiving their pro rata shares of the Fund in exchange for the securities transferred at the current market value on the date of transfer. The Fund accepted these share-holders into the Fund individually within five groups on five different dates throughout 2002. The SEC believes that all limited partners of the LP should have been accepted into the Fund on the same day. The Advisor recalculated the net asset value of the Fund as if the limited partners were accepted on the same day into the Fund. The Advisor and the Fund are working with the SEC to determine what corrective action must be taken. Such action could be adjustments to shareholder accounts and payment by the Advisor for Fund losses. At present time no determination has been made as to what correct-ive action should be undertaken.

(page)

                         INDEPENDENT AUDITOR'S REPORT


To the Shareholders and
Board of Directors of the
NorthQuest Capital Fund, Inc.


   We have audited the accompanying statement of assets and liabilities of the NorthQuest Capital Fund, Inc. (the "Fund") including the schedule of invest-ments, as of December 31, 2003 and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the statement of changes in net assets and financial highlights for the period from January 15, 2002 (commencement of investment operations) to December 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.


   We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and dis-closures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, verified by examination and by cor-respondence with brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as eval-uating the overall financial statement presentation. We believe that our audit provides a resonable basis for our opinion.


   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the NorthQuest Capital Fund, Inc. as of December 31, 2003, the results of its oper-ations, the changes in its net assets and the financial highlights, for the year then ended and the changes in net assets and the financial highlights for the period from January 15, 2002 (commencement of investment operations) to December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.




Abington, Pennsylvania                           /s/ Sanville & Company
January 15, 2004                                 Certified Public Accountants

(page)


BOARD OF DIRECTORS INFORMATION
NorthQuest Capital Fund, Inc.
December 31, 2003



The Fund's Board of Directors has the ultimate responsibility of running the Fund. Information about the Fund's Directors are provided below. Additional board member information is included in the SAI, which is available free of charge by calling 1-800-698-5261.

INDEPENDENT DIRECTORS

Name & Age         Position  Term/Time    Principal Occupation     Other Public
                              on Bd.      During Last 5 Years       Company
                                                                   Directorships
----------         --------  ---------    --------------------     -------------
Robert R. Keesser  Director  1 year &     Asst. Regional Manager     None
Age 41                       served since NGK Spark Plug Co.
                             Fund's
                             inception

John G. Padovano   Director  1 year &     Sole proprietor/           None
Age 54                       served since   Consultant
                             Fund's       Packaging Industry
                             inception    Production Services LLC

Robert R.Thompson  Director  1 year &     Vice-President/Owner       None
Age 48                       served since Automotive Parts Dist.
                             Fund's       Thompson & Co.
                             inception


INTERESTED DIRECTORS

Peter J. Lencki    Director  1 year &     Portfolio Manager          None
Age 48             President served since NorthPoint Capital LLP
                   of Fund   Fund's
                             inception

Walter A. Lencki   Director  1 year &     President/Owner            None
Age 72             Treasurer served since Emerald Auto Parts
                             Fund's       & Supply, Inc.
                             inception





Directors of the Fund are considered "Interested Directors", as defined in the Investment Company Act of 1940, because these individuals are affiliated with the Fund's Investment Adviser. Mr. Peter J. Lencki is president/owner and Walter A. Lencki is a passive investor in the Fund's Investment Adviser.

(page)




















































This report and the financial statements contained herein are submitted for the general information of shareholders and not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of NorthQuest Capital Fund, Inc. Such offering is made only by prospectus, which includes details as to offering price and material information.


                                    iii



(page)

Item 2. Code of Ethics.
                                 CODE OF ETHICS

Pursuant to the requirements of Section 406 and 407 of the Sarbanes-Oxley Act of 2002, the NorthQuest Capital Fund, (the "Fund"), hereby adopts the following Code of Ethics, which applies to the Fund's principal executive, financial, and accounting officers or persons performing similar functions regardless of whether these individuals are employed by the Fund or a third party, is designed to deter wrongdoing and to promote:

 a) Honest and ethical conduct, including the ethical handling of actual and ap-parent conflicts of interest between personal and professional relation-ships;
 b) Full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with, or submits to, the Securities and Exchange Commission and in all public communications.
 c) Compliance with all applicable governmental laws, rules and regulations;
 d) Prompt internal reporting of violations of the code, should any occur, to any of the principal officers of the Fund and all appropriate persons ident-ified in the code; and
 e) The principal executive officer of the Fund will be held accountable for adherence to the code as presented above.


Item 3. Audit Committee Financial Expert.

    The Fund has assets under 2 million and has no audit committee and therefore has no audit committee financial expert. The Fund's officers and board of directors, which consists of independent directors that control 60% of the board, oversee and review all Fund reports. The current Fund auditor is Michael Baranowsky of Sanville & Company. Mr. Baranowsky conducts the var-ious Fund audits and continues to indicate satisfaction with the Fund's in-ternal controls, security certificate inspections, and other Fund reporting. At this time the Fund believes it has adequate supervision over its account-ing procedures, practices and reporting.


Item 4-8. (Reserved)


Item 9. Controls and Procedures.

   Peter J. Lencki is the president of the Fund. He handles all financial matters of the Fund and has provided the internal control procedures to produce detailed and accurate reports in all financial matters involving Fund operations. Peter J. Lencki reports to the board of directors on a continuous
   basis.   Mr. Lencki is also president and owner of the investment adviser, the Emerald Research Corporation. Walter A. Lencki, the Chief Financial Officer of the Fund and an investor in the investment adviser, oversees the Fund's financial reports. Auditors have reviewed the Internal Control exer-cised by the Fund during this past year and found no material weaknesses.


Item 10. Exhibits.

   A. Code of Ethics.
      Filed under Item 2 Code of Ethics above


                                    - iv -




(page)

   B. Certification.

                               CERTIFICATIONS

I, Peter J. Lencki, certify that:

1. I have prepared this report on Form N-CSR for the NorthQuest Capital Fund, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement, a material fact or omit to state a material fact necessary to make the statement made, in light of the circumstances under which such statements were made, misleading with respect to the period covered by this report:

3. Based on my knowledge, the financial statements, and other financial information included in the report, fairly present in all material respects, and cash flows (if the financial statements are required to include a state-ment of cash flows) of the investment company as of, and for, the periods presented in the report;

4. The Fund is small and has under 2 million dollars in total assets.  Mr.
   Peter J. Lencki and Walter A. Lencki are the certifying officers of the Fund. Peter J. Lencki is responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) for the registrant and has:
   a) designed such disclosure controls and procedures to ensure that material information relating to the registrant is made known by him to all others associated with the Fund, particularly during the period which this report is being prepared;
   b) evaluated the effectiveness of the investment company's disclosure con-trols and procedures as of a date within 90 days prior to the filing date of this report (the "Eveluation Date"); and
   c) Peter J. Lencki has evaluated and believes that the effectiveness of the disclosure controls and procedures produces a satisfactory evaluation of the Fund's financials reported in the audited annual report given above as of the Evaluation Date;

5. The Board of Directors and I have discused, based on our most recent evaluation, to the registrant's auditors:
   a) that we were satisfied that there were no significant deficiencies in the design or operation of internal controls which could adversly affect the registrant's ability to record, process, summarize, and report financial data; and
   b)that there was no fraud, whether or not material, that involves management or other employees who might have a role in internal controls; and

6. The registrant's other certifying officer and I hereby state in this report that there are no changes in internal controls or other factors that signifi-cantly affect internal controls subsequent to the date our most recent evalu-ation, including any corrective actions with regard to significant deficien-cies and material weaknesses.


   Date:  02/21/04

                                                     /s/ Peter J. Lencki
                                                         ---------------
                                                         Peter J. Lencki
                                                         President
                                     - v -




(page)



                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


   (Registrant)                                    NorthQuest Capital Fund, Inc.

   By (Signature and Title)                          /s/ Peter J. Lencki
                                                         ---------------
                                                         Peter J. Lencki
                                                         President

   Date:  02/21/04





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacity and on the date indicated.


   (Registrant)                                    NorthQuest Capital Fund, Inc.

   By (Signature and Title)                          /s/ Walter A. Lencki
                                                         ----------------
                                                         Walter A. Lencki
                                                         Chief Financial Officer

   Date:  02/21/04



   By the Commission

                            Margaret H. McFarland
                            Deputy Secretary

   Dated: January 27, 2003













                                     - vi -